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                                                       Exhibit 24

[This page appears on KPMG Peat Marwick LLP letterhead]




                                ACCOUNTANTS' CONSENT
                                --------------------

We consent to use of our report dated June 21, 1996 included in The Vons Companies, Inc. 401(k) Savings Plan Form 11-K incorporated by reference in the Registration Statement on Form S-8 and the related Prospectus pertaining to The Vons Companies, Inc.
401(k) Savings Plan.


/s/ KPMG Peat Marwick LLP


June 21, 1996